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                                                                   Exhibit 10.11


                                     LEASE


This is a legally binding document; if not fully understood, seek advice of counsel.

         This Lease, (the "Lease") entered into this twenty fourth day of February, 2000, by and between William B. Shirley ("Landlord") and P.O.D.S., Inc. ("Tenant").


                              W I T N E S S T H :



         In consideration of the covenants contained herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the following described Property (the "Property") located in Pasco County, Florida

                  A Warehouse / office space of approximately 30,000 S.F. (EXACT DIMENSIONS TO BE DETERMINED) to be built on a site at 4050 Louis Avenue between Alt. 19 and Hwy. 19 in Pasco County.

         The Space is to be approximately 280' x 95' (measured inside steel structure) with a minimum of 28' clear height, with a 12' x 25' office.

         Tenant and Landlord agrees that the terms and conditions of this lease are as follows:

1.       TERM.

         1.1 The original term (the "original Term") of this Lease shall be for a period of Eight (8) years, commencing upon issuance of a certificate of occupancy estimated to be five to six months from final site plan approval and ending eight years from that date.

         NOTE: THE PERMITTING / CONSTRUCTION "PROCESS" FOR THIS BLDG. IS TO COMMENCE WITHIN 5 DAYS OF THE PURCHASE OF THE PROPERTY @ 4050 LOUIS AVENUE AND BE DILIGENTLY PURSUED WITH THE INTENTION OF PROVIDING THE TENANT WITH OCCUPANCY APPROXIMATELY 5-6 MONTHS FROM FINAL SITE PLAN APPROVAL.

2.       OPTION.

         2.1 Tenant is hereby granted an option to renew this Lease for an additional term (the "Option Term") of Seven years, commencing at the end of this initial lease term by delivering written notice to Landlord of Tenant's intent to renew the term of this Lease at least one hundred and twenty (120) days prior to the expiration date of the Original Term. The lease rate shall be at an agreed rate, but no less than the last year of the Original Term nor greater than ten percent (10%) over the last year of the original term.

3.       RENT.    The rent will be as follows:

         3.1 The sum of Seventy-Five Hundred and no/100's dollars ($7,500.00), is due and payable at execution of this lease document, as payment of the security deposit.


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         3.2      For the first year, the monthly rent shall be $9,995.00, plus applicable sales tax, due on the first day of each month; and a like sum on the first day of each month thereafter; if the first day of the term hereof is not the first day of the month, then the rent will be equitably prorated;

         3.3 The monthly rent specified in Paragraph 3.2 above will be increased by 3% annually after the first year.

         3.4 $23,624.85 will be due on or before occupancy. This sum represents first and last months lease payments and 6% sales tax.

         3.5 In the event any rental payment is not paid and remains unpaid for a period of 10 days, then Tenant shall be liable for and agrees to pay a late charge in an amount equal to five percent of each such delinquent payment;

         3.6 All rental payments shall be made at the address set forth on the execution page of this Lease, or other such place and to such persons as Landlord may from time to time designate in writing. All of said payments shall be made without any set off or deduction whatsoever.

4. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Seventy - Five hundred and no / 100's dollars ($7,500.00) (the "Security Deposit") as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including payment of the rent, Landlord may use, apply or retain all or part of the Security Deposit for the payment of any rent, or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five days after notice thereof, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, nor pay interest to Tenant. If Tenant shall fully and faithfully perform every provision of this Lease, and deliver the premises to the Landlord in good and clean condition, normal wear and tear expected, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last transferee of Tenant's interest hereunder) at the expiration of the term and upon Tenant's vacation of the Premises. If the Property is sold, the Security Deposit may be transferred to the new owner, and Landlord shall be discharged from further liability with respect thereto. The Security Deposit shall in no event be considered an advance rental payment, nor a measure of Landlord's damage.

5. UTILITIES. Tenant will, at Tenant's sole expense, pay all costs, charges, and maintenance for electricity, gas, garbage collection, and any tax assessments associated with garbage collection, and telephone furnished in connection with Tenant's use of the Property, including the making of deposits with the proper authorities or persons in order to secure such services. Charges for water, sewer, and lawn maintenance shall be prorated and paid to the Landlord monthly as billed.


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6.       USE. Tenant will use the premises only as an office/warehouse/storage facility, unless another use is authorized in writing by the Landlord. Tenant will not use or permit the Property to be used for any unlawful or improper purpose, or in any manner which would constitute a nuisance or in any way violate the rules and regulations of Pasco County, or in any way injure the reputation or value of the Property or any adjoining properties.

7. ASSIGNMENT OR SUBLETTING. Tenant agrees not to assign this Lease or sublet all or any part of the Property without the written consent of Landlord and Landlord agrees that such consent will not be unreasonably withheld. In the event Landlord does not consent to such assignment or subletting, it is understood and agreed that Tenant will remain fully liable for the payment of all rentals and the performance of all obligations under this Lease.

8. COMPLIANCE WITH LAWS. Tenant will, at all times, comply with all laws and ordinances of all governmental authorities having jurisdiction over the Property, and all rules and regulations promulgated by said authorities in connection with Tenant's use of this Property.

9. INSPECTION OF PROPERTY. Tenant will permit Landlord, upon reasonable notice, to enter upon the Property during normal business hours for the purpose of making inspections, or for the purpose of complying with or insuring compliance with any laws or orders of any governmental authorities. In making such inspections, Landlord will observe all reasonable security regulations of Tenant and shall hold in confidence any information concerning business or products of Tenant which Landlord may discover while present on the Property.

10. DESTRUCTION OR DAMAGE. Except as specified hereinafter, if the Property is destroyed or damaged or injured by fire or other casualty during the term of this Lease, then Landlord shall have the right to repair the Property within ninety days from the date of said casualty. If the Property is not repaired within said time, either party hereto shall have the option to cancel this Lease. In the event of such cancellation, the rent shall be paid only to the date of such fire or other casualty. The cancellation herein mentioned shall be evidenced in writing. Rentals shall abate in an equitable manner for any period during which the premises are wholly or partially untenantable. Notwithstanding the above, there will be absolutely no abatement in the rental in the event that any such damage or destruction is caused by any act or omission of Tenant or Tenant's agents, employees, invitee or customers. In such event, Tenant will be obligated to repair the Property at Tenant's sole expense that which is not covered by the Landlord's insurance.

11. FIRE AND HAZARD INSURANCE. Landlord expressly agrees to keep the Property insured against loss or damage by fire, lightening, windstorm, tornado and such other hazards as may be required from time to time by Landlord, at the expense of the Landlord, in an amount not less than the full replacement value, by an insurer and on a policy form satisfactory to Landlord, which policy shall run to Landlord and Tenant as their respective interests my appear.


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12.      PAYMENT OF INCREASE IN FIRE AND HAZARD INSURANCE.

         12.1 In addition to all rent and other sums payable hereunder, Tenant shall pay Landlord their pro-rata share, based on leased square footage, of increases in all fire and hazard insurance premiums levied against the demised premises leased to Tenant, above the said premiums for the "first full calendar year" as defined below. Fire and hazard insurance increases shall be treated as "additional rent" and become due and payable when billed by Landlord.

         12.2 The "first full calendar year" shall mean the first calendar year, not earlier than the calendar year during which this lease commences, in which the building containing demised premises shall have been occupied by Tenant.

13. INDEMNIFICATION. Tenant shall indemnify and hold Landlord and the Demised Premises harmless from and against (a) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of any injury to any person or persons or any damage to any property as a result of any accident or other occurrence during the Term of this Lease occasioned by any act or omission of the Tenant, its officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors, invitee or permittee or arising from or growing out of the use, maintenance, occupation or operation of the Demised Premises during the Term of this Lease, and (b) all legal costs and charges including, within limitation, attorney's fees incurred with respect to any of such matters and the defense of any action out of the same or in discharging the Demised Premises or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Tenant; provided, however, that Tenant shall not be required to indemnify Landlord for any damage or injury of any kind arising as the result of Landlord's willful acts or negligence or those of its agents or employees.

14. INSURANCE. Without limiting the generality of the foregoing, Tenant agrees that, at Tenant's sole cost and expense, Tenant will procure and continue in force throughout the period of this Lease, for the benefit of Landlord and Tenant as their respective interests may appear, a policy or policies of public liability insurance, in form and coverage satisfactory to Landlord, written by a company authorized to engage in the business of general liability insurance in the State of Florida protecting Landlord and Tenant against any and all claims for injury to persons or Property occurring in, upon or about the Property, and each and every part thereof, and the sidewalks in front of the Leased premises, including all damages from signs, glass, awnings, fixtures or other appurtenances now or thereafter placed upon the Leased premises during the term of this Lease. Said public liability policy or policies shall be in an amount not less than $1,000,000.00 in respect to injuries to or death of persons in any one accident and in an amount not less than $2,000,000.00 in respect to injuries to or death of more than one person, and in an amount not less than $500,000.00 from damage to Property. Tenant shall promptly pay when due and all insurance premiums in connection with any policy or policies of and shall deliver evidence of such insurance to Landlord. Should Tenant fail to furnish evidence of such insurance, Landlord may obtain such insurance and the premium on such insurance shall be deemed to be additional rent to be paid by Tenant to Landlord on demand.


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 All policies of insurance provided for herein shall be issued by insurance companies with general policyholders rating of not less than "A" Class VI as rated in the most current available "Best's Insurance Reports", and qualified to do business in the State of Florida, and general liability and umbrella liability policies shall be issued in the names of the Landlord, Tenant and other such persons or firms as Landlord specifies from time to time. Such policies shall be for the mutual and joint benefit of protection of Landlord, Tenant and others hereinabove mentioned, and executed copies of such policies of insurance or certificates thereof shall be delivered to the Landlord within ten
(10) days after delivery of possession of the Premises to Tenant and thereafter within thirty (30) days prior to the expiration of the term of each such policy. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by the Tenant in like manner and amounts and too like extent. All policies of insurance delivered to the Landlord must contain a provision that the company writing said policy will give to the Landlord thirty (30) days notice in writing in advance of any cancellation or lapse or the effective date in any reduction in the amounts of insurance. All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry.

15. MAINTENANCE. Landlord agrees to maintain the roof, foundation and exterior walls of the Property during the term of this Lease except for any damage caused by the actions of the Tenant. The Landlord also agrees to warrant the HVAC system against repairs with the stipulation that the Tenant keeps an HVAC maintenance contract in place on the system with a licensed HVAC contractor. Said maintenance agreement to cover filter changes, and any other periodic service required. Subject to the foregoing, Tenant agrees to maintain the Property in first class condition, including the interior (air conditioning, electric, and plumbing included) and exterior of the improvements (including any landscaped areas around the bldg.), and the parking areas at Tenant's expense. NOTE: ON THE ABOVE ITEMS THAT ARE THE RESPONSIBILITY OF THE TENANT, THE SCOPE OF "MAINTENANCE" IS TO INCLUDE ROUTINE MAINTENANCE AND ANY REPAIRS MADE NECESSARY BECAUSE OF THE TENANTS USE OR NEGLIGENCE. ANY REPAIRS NECESSARY BECAUSE OF DEFECTIVE CONSTRUCTION OF MATERIALS SHALL BE THE RESPONSIBILITY OF THE LANDLORD. Tenant shall, at the termination of the Lease, by lapse of time or otherwise, surrender the Property in first class condition, ordinary wear and tear excepted. Subject to any lien Landlord may have, Landlord agrees that all trade fixtures, equipment and inventory placed in or on the Property by Tenant shall remain the sole Property of Tenant and Tenant shall have the right to remove the same at the end of the Lease term, provided that the Tenant is not in default of any provisions of this lease agreement. Notwithstanding the foregoing, any Leasehold improvements or fixtures attached to the Property by Tenant shall become Property of the Landlord.

16. REAL PROPERTY TAXES AND ASSESSMENTS. Landlord covenants and agrees to promptly pay all taxes and assessments of every kind or nature which are now or may hereafter be imposed or assessed by the State of Florida or any political division thereof upon the Property hereby Leased to Tenant. Landlord shall not be required to pay any taxes or assessments imposed or assessed upon fixtures, equipment, merchandise or other personal Property installed in the Property or brought thereon by Tenant or others. Tenant shall promptly pay all such taxes or assessments as the same become due.


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17.      PAYMENT OF INCREASES IN REAL PROPERTY TAXES.


         17.1 In addition to all rent and other sums payable hereunder, Tenant shall pay Landlord their pro-rata share, based on leased square footage, of any increase in all real estate taxes and assessments levied against the land and improvements comprising the real property upon which the Demised premises leased to Tenant are located, above the said taxes for the "first full tax year" as defined below. Tax increases shall be treated as "additional rent" and become due and payable when billed by Landlord.

         17.2 The "first full tax year" shall mean the first calendar year, not earlier than the calendar year during which this lease commences, in which the building containing demised premises shall have been assessed as a complete improvement.

18. DEFAULTS. Upon the happening of any one or more of the following events:

                  18.1 Tenant's continued default in the payment of any rental or additional rental due hereunder for a period of fifteen days or more.

                  18.2 Tenant's continued default in performance of any other covenant of this Lease for a period of 30 days or more after delivery of written notice of such default to Tenant or to the Property;

                  18.3 Tenant's making an assignment for the benefit of creditors, or a receiver or trustee being appointed for Tenant, or the filing of any action or proceeding, voluntarily or involuntarily, by or against Tenant under, or otherwise seeking the benefit of, any bankruptcy, reorganization, arrangement or insolvency law;

                  18.4 Tenant's vacating or abandoning the Property will constitute immediate default. For purpose of this document, the term vacating or abandoning is defined as the cessation of business operations for a period of seven (7) days.

                  18.5 Tenant's interest under this Lease being sold under execution or other legal process;

                  18.6 Tenant's interest under this Lease being assigned by operation of law;

                  18.7 Any of the goods or chattels of Tenant used in or incident to the operation of the Property being seized, sequestered, or impounded by virtue of or under authority of any legal proceeding, which seizure, sequestration or impounding shall materially affect the possible continuation of the operation of the Leased premises by Tenant; then Landlord, at Landlord's option, may exercise any or more of the following options:


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                  18.8.    Terminate Tenant's right to possession under this
                  Lease and re-enter and take possession of the Property and relet the Property on behalf of Tenant, at such rent and under such terms and conditions as Landlord may deem best under the circumstances for the purpose of reducing Tenant's liability, and Landlord shall not be deemed to have thereby accepted a surrender of the Property, and Tenant shall remain liable for all rents and additional rents due under this Lease and from all damages suffered by Landlord because of Tenant's breach of any of the covenants of this Lease. At any time during such repossession or reletting, Landlord may, by giving written notice to Tenant, elect to exercise its option under the following subparagraph to accept a surrender of the Property, terminate and cancel this Lease, and retake possession and occupancy of the Property on behalf of the Landlord;

                  18.9 Declare this Lease to be terminated, ended and null and void, and re-enter upon and take possession of the Property whereupon the terms hereby granted and all right, title and interest of Tenant in the Property shall end. Such termination shall occur only when Landlord has expressly stated by written notice to Tenant that the Lease is terminated, and shall be without prejudice to Landlord's right to collect from Tenant any rental or additional rental which has accrued prior to such termination together with all damages suffered by Landlord because of the Tenant's breach of any covenant under this Lease;

                  18.10 Declare the entire remaining unpaid rent for the balance of this Lease to be immediately due and payable and may, at Landlord's option, take immediate action to recover and collect same either by distress or otherwise; or

                  18.11 Exercise any and all rights and privileges that Landlord may have under the laws of either the State of Florida or of the United States of America, or both.

The above remedies shall be cumulative, and the exercise of one shall not preclude the exercise of each and every other remedy

19. SUBORDINATION. Tenant agrees that this Lease shall at all times be subject and subordinate to the lien of any mortgage that may be placed on the Property by Landlord, and Tenant agrees, upon demand and without cost, to execute any instrument that may be required to acknowledge or accomplish such subordination. Tenant also agrees to provide updated financial statements from time to time as required by the Landlord. When requested, these updated financials will be delivered to the Landlord within ten (10) business days.


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20.      ALTERATIONS BY TENANT. Tenant shall not make any alterations or additions to the demised Premises without the prior written consent of Landlord. All costs incurred for said alterations or additions will be borne by the Tenant. Any requests by Tenant to make such alterations or additions shall be in writing and no such alterations or additions shall be commenced until (i) Landlord has approved the plans and specifications thereof; (ii) Tenant has obtained all the necessary permits related thereto and provided copies of same to Landlord; (iii) Tenant has provided Landlord with evidence, in form satisfactory to Landlord, and in Landlord's sole discretion, that the contractor(s) that will undertake such alterations or additions is insured for liability, workers' compensation and other risks, all in such amounts and with companies and upon terms that are satisfactory to Landlord. Tenant will promptly provide to Landlord copies of all warranties, certificate of occupancy, certificates of insurance and any and all documents evidencing other matters related to such alterations or additions. Any alterations or additions or improvements to the Demised Premises made by the Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease; provided, however, Landlord, at its option, may require Tenant to remove any physical additions and/or repair any alterations in order to restore the Demised Premises to the condition existing at the time Tenant took possession, normal wear and tear excepted. All costs of removal and/or repair shall be borne by Tenant.

21. WAIVER. It is agreed that the failure of Landlord in one or more instances to insist on strict performance or observance of the one or more of the covenants or conditions hereunder or to exercise any remedy, privilege, or option herein conferred upon or reserved to Landlord, shall not operate or be construed as a relinquishment or waiver for the future of such covenant or condition or of the right to enforce the same or to exercise such privileges, option or remedy, but the same shall continue in full force and effect. The receipt by landlord of rent, or additional rent, or of any other payment required to be made by Tenant, or any part thereof, shall not be a waiver of any other rents, or additional rents or payments then due, nor shall receipt, though with knowledge of the breach of any covenant or condition hereof, operation as or be deemed to be a waiver of such breach, and no waiver by Landlord of any of the provisions hereof, or any of Landlord's rights, remedies, privileges or options hereunder, shall be deemed to have been made unless made by Landlord in writing. If Landlord shall consent to the assignment of this Lease or to a subletting of all or a portion of the Property no further assignment or subletting shall be made without the prior written consent of Landlord.

22. ATTORNEY'S FEES. The parties agree that in the event it becomes necessary for either party to employ an attorney to enforce this Lease, the prevailing party shall be entitled to reimbursement of all costs and expenses, including attorney's fees which may reasonably be incurred or paid at any time or times by it in connection therewith, including, without limitation, attorney's fees and costs at the trial court and appellate court levels.


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23.      HOLDING OVER.

         23.1 If Tenant occupies the Property, with or without the consent of Landlord after the expiration of this Lease or any renewal thereof and the rent is accepted from Tenant by Landlord, such occupancy and payment shall be construed as an extension of this Lease for the term of one month only from the date of expiration.

         23.2 The monthly rent for any hold over period after the expiration of this Lease, without the consent of Landlord, will be equal to one hundred fifty percent times the rent applicable to the last month of the term of this Lease.

24. NOTICES AND RENT. The rent payable under the terms of this Lease and any notices to the Landlord shall be mailed to the address of Landlord on the execution page hereof, or such other address as the Landlord may designate in writing. Any notices to the Tenant shall be mailed to the address of Tenant on the execution page hereof, or such other address as Tenant may designate in writing.

25.      MISCELLANEOUS.

         25.1 The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa), whenever appropriate.

         25.2 This Lease shall be binding on the heirs, personal representatives, successors and permitted assigns of the parties hereto.

26. RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Landlord makes no representations or warranty regarding the existence of radon on, in or about the Property.

27. CONDITION OF PROPERTY/HAZARD SUBSTANCE. Tenant agrees that no hazardous substances will be utilized or retained on the Property at any time whatsoever. Landlord may from time to time inspect the Property for any such substance and if any is found to be in existence, Landlord, at Landlord's option, may terminate this lease and re-enter and take possession of the Property. Tenant further agrees to indemnify and hold Landlord harmless from and against any and all losses, claims, liabilities, damages, costs, expenses or causes of action relating to the condition of the Property. The term "Hazardous Substance" as used herein will include any substance whose existence in or on the Property is restricted, prohibited or penalized under any law, statute, ordinance, rule or regulation of any governmental unit or agency, which is aimed at protecting the environment.


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29.  EXHIBITS.  All exhibits attached hereto are hereby incorporated into this
Lease by reference and Tenant hereby agrees to be bound by all the terms and conditions contained in the exhibits. The exhibits attached hereto are as follows:

                           Exhibit A - Mechanic's Lien Limitation.
                           Exhibit B - Building Specifications.

30. CONTINGENCIES. This lease is contingent upon the Landlord's acceptance of PODS, Inc.'s financial statements.

31. PENALTY. The Landlord agrees to a $50.00 per day penalty fee in the event that the warehouse phase is not complete by June 1st, 2000 and the office phase is not complete by June 15th, 2000. The penalty amount shall be in the form of a rent credit.


     IN WITNESS WHEREOF, the parties have executed this Lease as of the date last written below.


Signed, sealed and delivered
in the presence of:                     Date: 3-6-00
                                              ----------------------------------

                                        William B. Shirley
                                        ----------------------------------------

/s/                                     /s/ William B. Shirley
------------------------------------    ----------------------------------------

/s/                                     Address 468 Klosterman Road
------------------------------------            Palm Harbor, Fl. 34683
As to Landlord                                  "LANDLORD"



                                        Date: 2-24-00
                                              ----------------------------------

                                        P.O.D.S., Inc.
                                        (Corporate Name)

/s/                                     /s/  Roy Courtney
------------------------------------    ----------------------------------------
                                        By Its Partner: Roy Courtney
------------------------------------    Address:
As to Tenant                                    --------------------------------

                                                --------------------------------

                                                --------------------------------

                                                            "TENANT"


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